PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2023

September 30, 2022

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing oil prices and supply chain disruptions, and any governmental or societal responses to the COVID-19 pandemic, including the possibility of new COVID-19 variants; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, including the effects of inflation, and conditions within the securities markets; legislative and regulatory changes, including as a result of the COVID-19 pandemic; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$14.20
52-Week Range:	$13.76 - $17.37
Shares Outstanding:	7,235,560 shares
Market Capitalization:	$102.7 million
P/E (ttm):	12.24x
Diluted EPS (ttm):	$1.16
Annual Dividend & Yield:	$0.56 (3.94%)
As of September 30, 2022	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
Santa Barbara
Santa Clarita
Ventura
Oxnard
Simi Valley
Burbank
Thousand Oaks
Glendale
Pasadena
Los Angeles
East Los Angeles
Pomona
Ontario
Fontana
San Bernardino
Moreno Valley
Downey
Norwalk
Torrance
Fullerton
Orange
Corona
Garden Grove
Santa Ana
Huntington Beach
Costa Mesa
Perris
Hemet
Temecula
Banning
Yucca Valley
Palm Springs
Cathedral City
Indio
La Quinta
Coachella
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Mexicali
Calexico
El Centro
Brawley
Yuma
Blythe
Lake Havasu City
Bullhead City
Barstow
Needles
San Luis Rio Colorado
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eleventh largest deposit market share in Riverside County; fourth largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreases approximately 15% (sequential quarter)
- Net Interest Margin increases 12 basis points (sequential quarter)
- Net Interest Income increases approximately 5% (sequential quarter)
- Non-Interest Income decreases approximately 14% (sequential quarter)
- Operating Expenses increase approximately 8% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.4
$7.9
$7.7
$7.5
$8.5
$9.0
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.2
$1.1
$1.4
$1.1
$1.2
$1.0
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.9
$5.7
$6.9
$6.9
$6.4
$6.9
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.7
$3.3
$2.1
$1.8
$3.2
$3.0
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.4
$3.6
$3.2
$2.4
$3.6
$3.0
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Quarterly Net Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.3
$2.7
$2.3
$1.7
$2.5
$2.1
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.44
$0.35
$0.30
$0.23
$0.34
$0.29
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Financial Ratios

Net Interest Margin


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.54%
2.71%
2.64%
2.61%
2.93%
3.05%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Efficiency Ratio


90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
57.12%
63.28%
76.39%
79.74%
66.68%
69.63%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.89%
0.76%
0.57%
0.83%
0.69%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Return on Average Equity


12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
10.65%
8.39%
7.11%
5.33%
7.72%
6.42%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Balances and Activity

Developments

- Loans Held for Investment balance increases by approximately 6% (sequential quarter)
- Yield on Loans Held for Investment increases 16 basis points from June 30, 2022
- Total Deposits balance increases by approximately 3% (sequential quarter)
- Deposit costs increase seven basis points from June 30, 2022
- Total Borrowings balance increases by approximately 35% (sequential quarter)
- Borrowing costs increase 56 basis points from June 30, 2022

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$227
$209
$208
$198
$188
$179
$851
$859
$852
$894
$940
$994
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$484
$268
$95
$490
$275
$92
$466
$290
$91
$469
$328
$91
$465
$378
$90
$468
$430
$89
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$93
$61
$65
$94
$86
$85
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/22	Interest Rate	Balance as of 09/30/21	Interest Rate
Single-Family	$ 429,575	3.56%	$ 274,970	3.29%
Multi-Family	468,031	4.18%	489,550	4.06%
Commercial Real Estate	89,339	4.89%	91,779	4.67%
Construction	3,151	3.84%	2,574	5.98%
Other	118	5.25%	137	5.25%
Commercial Business	1,117	7.97%	865	6.41%
Consumer	70	15.50%	84	15.00%
Total Loans Held for Investment	$ 991,401	3.98%	$ 859,959	3.89%
Advance Payments of Escrows	20		68	
Deferred Loan Costs, net	8,159		6,421	
Allowance for Loan Losses	(5,638)		(7,413)	
Total Loans Held for Investment, net	$ 993,942		$ 859,035	

Loan Composition as of 09/30/22



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 9%
Consumer 0%
Multi-Family 47%
Single-Family 44%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$101 $90 $80 $80 $85 $115
$140 $135 $132 $127 $121 $143
$798 $821 $825 $837 $834 $842
06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2022	Rate	At 09/30/2021	Rate
Checking Accounts - Non Interest-Bearing	$ 123,314	- %	$ 120,883	- %
Checking Accounts - Interest-Bearing	339,961	0.04%	341,281	0.04%
Savings Accounts	336,075	0.05%	318,318	0.05%
Money Market Accounts	42,968	0.25%	40,785	0.22%
Time Deposits	143,006	0.95%	135,475	0.65%
Total Deposits	$ 985,324	0.18%	$ 956,742	0.13%
Brokered Deposits Included Above	$ 30,000	2.83%	$ -	- %

Deposit Composition at 09/30/22



15%
13%
4%
34%
34%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2022	Rate	At 09/30/2021	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	55,000	3.16%	-	-
Over Three to Six Months	-	-	10,000	2.20%
Over Six to Twelve Months	20,000	2.00%	20,000	1.75%
Over One to Two Years	20,000	2.50%	20,000	2.00%
Over Two to Three Years	20,000	2.70%	20,000	2.50%
Over Three to Four Years	-	-	20,000	2.70%
Over Four to Five Years	-	-	-	-
Over Five Years	-	-	-	-
Total Borrowings	$ 115,000	2.76%	$ 90,000	2.23%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.08% at September 30, 2022
- $70,000 Provision for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22
Non-Performing Assets	$8,646	$6,616	$2,802	$1,996	$1,423	$964
NPA to Total Assets	0.73%	0.55%	0.24%	0.17%	0.12%	0.08%
ALLL to LHI	0.88%	0.86%	0.77%	0.66%	0.59%	0.57%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$(767)
$(339)
$(1,067)
$(645)
$(411)
$70
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Non-Performing Asset Composition 09/30/22



0%
0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,587
$7,413
$6,608
$5,969
$5,564
$5,638
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22

ALLL Allocation as of 09/30/22



0%
0%
1%
0%
25%
15%
59%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2022						At September 30, 2021					
	30 - 89 Days			Non-performing			30 - 89 Days			Non-performing		
(Dollars in Thousands)	# of Loans		Balance	# of Loans		Balance	# of Loans		Balance	# of Loans		Balance
Mortgage Loans:												
Single-Family	-	$	-	5	$	964	1	$	19	20	$	5,841
Multi-Family	-		-	-		-	-		-	1		775
Commercial Real Estate	-		-	-		-	-		-	-		-
Construction	-		-	-		-	-		-	-		-
Other	-		-	-		-	-		-	-		-
Commercial Business Loans	-		-	-		-	-		-	-		-
Consumer Loans	-		-	-		-	-		-	-		-
Total	-	$	-	5	$	964	1	$	19	21	$	6,616

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(8)
$(165)
$(262)
$(6)
$(6)
$(4)
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Asset Quality

Geographic Location

	Inland Empire		Southern California[1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 138,408	32%	$ 131,176	31%	$ 159,713	37%	$ 278	0%	$ 429,575	100%
Multi-Family	64,483	14%	277,878	59%	125,397	27%	273	0%	468,031	100%
Commercial Real Estate	20,439	23%	40,017	45%	28,883	32%	-	0%	89,339	100%
Construction	2,927	93%	224	7%	-	0%	-	0%	3,151	100%
Other	-	0%	118	100%	-	0%	-	0%	118	100%
Total	$ 226,257	23%	$ 449,413	45%	$ 313,993	32%	$ 551	0%	$ 990,214	100%

[1] Other than Inland Empire.

Geographic Location 09/30/22



0%
23%
32%
45%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD2022	TOTAL
Loan Balance (In Thousands)	$30,997	$3,010	$5,855	$11,286	$11,052	$18,112	$21,649	$152,795	$173,211	$427,967
Weighted Avg. LTV [1]	48%	56%	51%	65%	61%	53%	61%	64%	71%	65%
Weighted Avg. Age (In Years)	16.75	7.45	6.09	5.35	4.32	3.26	2.17	1.22	0.35	2.43
Weighted Avg. FICO [2]	728	735	750	731	749	761	751	764	765	759
Number of Loans	176	4	16	20	25	39	33	201	242	756
Geographic Breakdown (%)										
Inland Empire	34%	6%	12%	41%	40%	11%	16%	36%	33%	32%
Southern California [3]	52%	89%	55%	54%	54%	60%	35%	19%	28%	31%
Other California	13%	5%	33%	5%	6%	29%	49%	45%	39%	37%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD2022	TOTAL
Loan Balance (In Thousands)	$32,671	$23,469	$42,087	$28,996	$35,739	$64,924	$74,687	$94,130	$71,328	$468,031
Weighted Avg. LTV [1]	41%	42%	40%	42%	42%	46%	50%	49%	47%	46%
Wt. Avg. Debt Coverage Ratio [3]	1.84x	1.83x	1.73x	1.89x	1.58x	1.61x	1.58x	1.77x	1.59x	1.67x
Weighted Avg. Age (In Years)	10.60	7.19	6.11	5.29	4.30	3.18	2.20	1.27	0.37	3.41
Weighted Avg. FICO [2]	753	750	764	754	752	760	759	760	761	759
Number of Loans	70	50	55	55	56	75	78	112	84	635
Geographic Breakdown (%)										
Inland Empire	24%	18%	5%	21%	16%	12%	15%	15%	7%	14%
Southern California [4]	44%	48%	59%	64%	66%	70%	68%	49%	62%	59%
Other California	31%	34%	36%	15%	18%	18%	17%	36%	31%	27%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD2022	TOTAL [5][6]
Loan Balance (In Thousands)	$13,868	$5,505	$7,705	$11,988	$9,573	$11,256	$6,641	$5,640	$17,163	$89,339
Weighted Avg. LTV [1]	33%	37%	44%	44%	39%	44%	37%	45%	39%	40%
Wt. Avg. Debt Coverage Ratio [3]	2.27x	1.73x	1.60x	1.48x	1.79x	1.46x	2.03x	1.77x	1.81x	1.78x
Weighted Avg. Age (In Years)	9.17	7.22	6.39	4.96	4.31	3.21	2.48	1.01	0.40	4.26
Weighted Avg. FICO [2]	756	738	776	784	762	761	725	779	767	764
Number of Loans	19	10	12	12	17	14	9	6	20	119
Geographic Breakdown (%)										
Inland Empire	59%	25%	5%	32%	6%	16%	7%	44%	8%	23%
Southern California [4]	31%	54%	51%	39%	58%	50%	44%	29%	49%	45%
Other California	10%	21%	44%	29%	36%	34%	49%	27%	43%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $36.3 million in Office; $18.4 million in Mixed Use ($6.9 million in Office/Retail, $5.9 million in Multi-Family/Retail, $2.6 million in Multi-Family/Office and $3.0 million in Other Mixed Use); $14.2 million in Retail; $6.6 million in Warehouse; $6.6 million in Mobile Home Park; $5.1 million in Medical/Dental Office; $1.0 million in Restaurant/Fast Food; $499 thousand in Automotive – Non-Gasoline; $364 thousand in Live/Work Unit; and $278 thousand in Light Industrial/Manufacturing.

(6) Consisting of $79.6 million or 89.2% in investment properties and $9.7 million or 10.8% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Strong Capital Ratios
- 3.94% cash dividend yield (approximately)
- $9.5 million cash dividend from Provident Bank to Provident Financial Holdings on September 29, 2022
- Purchased approximately 50,000 shares of common stock in the first quarter of fiscal 2023

Stock Repurchase Plan Activity


(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
50,275
49,764
102,762
69,271
35,488
49,624
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22
Tier 1 Leverage Ratio	10.19%	9.81%	10.02%	10.27%	10.47%	9.74%
CET1 Ratio	18.58%	18.90%	19.69%	19.32%	19.58%	17.67%
Tier 1 Risk-Based Capital Ratio	18.58%	18.90%	19.69%	19.32%	19.58%	17.67%
Total Risk-Based Capital Ratio	19.76%	20.12%	20.79%	20.29%	20.47%	18.54%

Value Proposition


Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22
Price/TBV	0.94x	1.01x	1.02x	0.98x	0.95x	0.95x	0.84x	0.80x